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                                                                   Exhibit 10.54
                                                                   -------------


                                Amendment No. 2

                                    to the

                         1995 Stock Incentive Plan of
                                 AMETEK, Inc.


          WHEREAS, AMETEK, Inc. (the "Corporation") has adopted the 1995 Stock Incentive Plan of AMETEK, Inc. (the "Plan"); and

          WHEREAS, Section 19 of the Plan permits the Corporation to amend the Plan; and

          WHEREAS, the Corporation now desires to amend the Plan in certain respects;

          NOW THEREFORE, the Plan is hereby amended as follows:

          1. Section 5 of the Plan is amended by deleting the last sentence from the section and substituting therefore:

     "In addition to the foregoing, each Non-Employee Director whose initial election to the Board of Directors is after the date of the adoption of the Plan by the Board of Directors (other than any Non-Employee Director who is a partner of the law firm then retained as general counsel to the Corporation) shall be granted a Non-Qualified Stock Option of 20,000 shares. Such Non-Employee Director shall be eligible to participate in the Plan only for the foregoing purposes."

          2. Subsection (d) of Section 10 of the Plan is deleted from the Plan in its entirety.

          3. The provisions of this Amendment No. 2 shall be effective as of April 27, 1995.
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          IN WITNESS WHEREOF, AMETEK has caused these presents to be executed, in its corporate name, by its duly authorized officer, and its corporate seal to be affixed on this 19th day of March, 1996.

                                        AMETEK, Inc.

                                        By: /s/ Robert W. Yannarell
                                            -----------------------
                                                Robert W. Yannarell


Attest:

/s/ Donna F. Winquist
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Donna F. Winquist
(Seal)